UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 19, 2007
                Date of Report (Date of earliest event reported)

                  Kansas City Southern de Mexico, S.A. de C.V.

                      (formerly known as TFM, S.A. de C.V.)
             (Exact Name of Registrant as Specified in Its Charter)


            Mexico                       333-08322                  N/A
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                                Montes Urales 625
                              Lomas de Chapultepec
                               11000 Mexico, D.F.
                                     Mexico
                    (Address of Principal Executive Offices)

                               + (5255) 9178-5836
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

On December 19, 2007, Kansas City Southern de Mexico, S.A. de C.V. (the "Company") entered into Amendment No. 1 and Waiver No. 1 dated as of December 19, 2007 ("Amendment No. 1") to the Company's Credit Agreement dated as of June 14, 2007 (the "Credit Agreement"), among the Company, as Borrower, Arrendadora KCSM, S. de R.L. de C.V., as Guarantor, certain lenders, and Bank of America, N.A., as administrative agent.

Amendment No. 1 modifies certain terms of the Company's Credit Agreement to permit the Company to finance the acquisition of new locomotives by incurring indebtedness on an accelerated basis as compared to the original terms contained in the Credit Agreement.

Amendment No. 1 also waives any default or event of default by the Company of the Consolidated Fixed Charge Coverage Ratio (as defined in the Credit Agreement) as of the end of the Company's fiscal quarter ending December 31, 2007, as a result of the acquisition of the new locomotives in the fourth quarter of 2007, in order to permit the Company sufficient time to complete its financing of the new locomotives.

Except as amended by Amendment No. 1, all terms of the Credit Agreement remain in full force and effect.

The foregoing discussion of Amendment No. 1 is qualified in its entirety by the terms of Amendment No. 1, a true and complete copy of which is filed herewith as
Exhibit 10.1, and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d)  Exhibits

10.1 Amendment No. 1 and Waiver No. 1 to Credit Agreement dated as of December 19, 2007, among Kansas City Southern de Mexico, S.A. de C.V., Arrendadora KCSM,
S. de R.L. de C.V., certain lenders and Bank of America, N.A., as administrative agent.


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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Kansas City Southern de Mexico, S.A. de C.V.

December 26, 2007                   By:    /s/ Patrick J. Ottensmeyer
                                         ------------------------------------
                                           Patrick J. Ottensmeyer
                                           Executive Vice President and
                                                Chief Financial Officer